FORM 8-K/A-2



                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 1998



                             MEDTOX SCIENTIFIC, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


1-11394                                                              95-3863205
(Commission File Number)                      (IRS Employer Identification No.)


402 West County Road D
St. Paul, Minnesota                                                       55112
(Address of principal executive offices)                             (Zip Code)


                                 (612) 636-7466
              (Registrant's telephone number, including area code)




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Item 4.  Change In Independent Accountants




         Effective May 27, 1998, the Registrant terminated Ernst & Young LLP as its independent accounting firm. Exhibit 16 is the response of Ernst & Young LLP to the disclosures made by the Registrant on Form 8-K/A dated June 3, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEDTOX Scientific, Inc.






Date:  June 23, 1998                    By:  /s/ Peter J. Heath



                                        Name:  Peter J. Heath
                                        Title:  Vice President of Finance and
                                                Chief Financial Officer